EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ASP Isotopes Inc. (the “Company”) for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert Ainscow, Interim Chief Financial Officer of the Company, hereby certifies, pursuant to requirements set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and 18 U.S.C. Section 1350, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023

By:	/s/ Robert Ainscow
Robert Ainscow Interim Chief Financial Officer (Principal Financial and Accounting Officer)